OTHER PAYABLES AND ACCRUALS	12 Months Ended
Dec. 31, 2016
OTHER PAYABLES AND ACCRUALS
OTHER PAYABLES AND ACCRUALS

9.OTHER PAYABLES AND ACCRUALS

	2015	2016
	RMB	RMB
Receipts from customers	314,381	469,471
Professional service fees	2,716	2,271
Office expenses	6,828	5,240
Payables to employees related to net proceeds from share options exercised	8,358	264
Accrued interest expense related to convertible senior notes	7,685	8,210
Payable for acquisition	8,450	8,450
Others	1,556	4,130

Total	349,974	498,036

Receipts from customers are associated with the operations of the Company’s business process outsourcing services. The Company has received funds in advance from its customers for purposes such as monthly customers’ employee benefits, social insurance and payroll payments, which will be disbursed by the Company to other parties on behalf of its customers in the near term.